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                                                                     EXHIBIT 32a

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Commercial Metals Company (the "Company") on Form 10-K for the period ended August 31, 2002, as amended by the Form 10-K/A that is accompanied by this certification (collectively with such Form 10-K/A, the "Report"), I, Stanley A. Rabin, Chairman of the Board, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Stanley A. Rabin
--------------------------------
Stanley A. Rabin
Chairman of the Board, President
and Chief Executive Officer


Date: October 31, 2003